Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2023

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Product Line	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Accounting Adoption	36
	- Appendix	37
	- Glossary	38

New U.S. GAAP Accounting Standard Adopted in 2023

Effective January 1, 2023, the company adopted the Long-Duration Targeted Improvements (LDTI) U.S. GAAP guidance, which principally impacted the Life Insurance segment. Financial data for the prior reporting periods in this report are adjusted, as applicable, and are presented in accordance with the new guidance.

As Adjusted results: results for prior periods presented in this report are in accordance with the new guidance.

Refer to page 36 in this financial supplement for more details.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

		As Adjusted					As Adjusted
	Three months ended September 30			Constant $ 2022	Constant $ % Change	Nine months ended September 30			Constant $ 2022	Constant $ % Change
	2023	2022	% Change			2023	2022	% Change

Gross premiums written	$15,996	$15,006	6.6%	$15,100	5.9%	$43,880	$39,538	11.0%	$39,397	11.4%

Net premiums written	$13,104	$12,012	9.1%	$12,092	8.4%	$35,765	$31,494	13.6%	$31,375	14.0%

P&C net premiums written	$11,652	$10,747	8.4%	$10,831	7.6%	$31,750	$29,091	9.1%	$28,991	9.5%

Global P&C net premiums written	$10,131	$9,024	12.3%	$9,108	11.2%	$29,169	$26,568	9.8%	$26,468	10.2%

Life Insurance net premiums written	$1,452	$1,265	14.9%	$1,261	15.2%	$4,015	$2,403	67.1%	$2,384	68.4%

Net premiums earned	$12,674	$11,530	9.9%	$11,631	9.0%	$33,815	$29,816	13.4%	$29,746	13.7%

P&C underwriting income	$1,305	$710	83.8%	$727	79.5%	$3,943	$3,434	14.8%	$3,416	15.4%

P&C CAY underwriting income ex Cats	$1,775	$1,646	7.8%	$1,658	7.0%	$4,875	$4,507	8.2%	$4,484	8.7%

Adjusted net investment income	$1,415	$1,054	34.2%	$1,059	33.5%	$3,856	$2,905	32.7%	$2,902	32.9%

Core operating income	$2,041	$1,314	55.4%	$1,327	53.8%	$5,927	$4,755	24.7%	$4,732	25.3%

Net investment income	$1,314	$979	34.2%	$984	33.5%	$3,566	$2,689	32.6%	$2,686	32.8%

Chubb net income	$2,043	$792	157.8%			$5,728	$3,935	45.5%

Operating cash flow	$4,680	$3,434				$9,446	$8,600

P&C combined ratio
Loss and loss expense ratio	64.0%	69.6%				60.9%	62.0%
Policy acquisition cost and administrative expense ratio	24.4%	23.5%				25.9%	25.5%

Combined ratio	88.4%	93.1%				86.8%	87.5%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	60.1%	60.6%				58.0%	58.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.2%	23.4%				25.7%	25.3%

CAY combined ratio ex Cats	84.3%	84.0%				83.7%	83.7%

ROE	15.5%	6.4%				14.8%	9.9%
Core operating return on tangible equity (ROTE)	21.2%	14.1%				21.1%	17.1%
Core operating return on equity (ROE)	13.5%	9.2%				13.3%	11.1%

Effective tax rate	16.8%	24.9%				17.2%	18.7%
Core operating effective tax rate	18.8%	19.4%				18.6%	17.8%

Diluted earnings per share

Chubb net income	$4.95	$1.89	161.9%			$13.79	$9.26	48.9%

Core operating income	$4.95	$3.13	58.1%			$14.27	$11.19	27.5%

Weighted average basic common shares outstanding	409.5	416.5				412.1	421.3
Weighted average diluted common shares outstanding	412.6	419.6				415.4	425.0

			% Change	As Adjusted	% Change
	September 30 2023	June 30 2023	3Q-23 vs. 2Q-23	December 31 2022	3Q-23 vs. 4Q-22

Book value per common share	$128.37	$128.75	-0.3%	$121.85	5.4%
Tangible book value per common share	$70.89	$78.97	-10.2%	$72.51	-2.2%

Book value per common share, excl. AOCI	$156.60	$152.66	2.6%	$146.42	7.0%
Tangible book value per common share, excl. AOCI	$96.83	$101.03	-4.2%	$94.90	2.0%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

				As Adjusted			As Adjusted
Consolidated Statements of Operations	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$15,996	$14,880	$13,004	$12,440	$15,006	$43,880	$39,538	$51,978

Net premiums written	13,104	11,951	10,710	10,226	12,012	35,765	31,494	41,720

Net premiums earned	12,674	10,999	10,142	10,544	11,530	33,815	29,816	40,360

Adjusted losses and loss expenses (1)	7,113	5,678	5,149	5,741	7,082	17,940	16,842	22,583

Realized (gains) losses on crop derivatives	7	(5)	1	2	19	3	9	11

Losses and loss expenses	7,106	5,683	5,148	5,739	7,063	17,937	16,833	22,572

Adjusted policy benefits (2)	957	842	822	799	774	2,621	1,557	2,356

Gains (losses) from fair value changes in separate account liabilities	19	12	25	(74)	67	56	116	42

Policy benefits	938	830	797	873	707	2,565	1,441	2,314

Policy acquisition costs	2,178	2,016	1,948	1,924	1,970	6,142	5,415	7,339

Administrative expenses	1,060	969	930	916	883	2,959	2,479	3,395

Adjusted net investment income (3)	1,415	1,241	1,200	1,118	1,054	3,856	2,905	4,023

Other (income) expense from private equity partnerships	(92)	(93)	(91)	(60)	(69)	(276)	(180)	(240)

Amortization expense of fair value adjustment on acquired invested assets	(9)	(3)	(2)	(5)	(6)	(14)	(36)	(41)

Net investment income	1,314	1,145	1,107	1,053	979	3,566	2,689	3,742

Adjusted realized gains (losses) (4)	(96)	(309)	(76)	(147)	(437)	(481)	(927)	(1,074)

Realized gains (losses) on crop derivatives	(7)	5	(1)	(2)	(19)	(3)	(9)	(11)

Net realized gains (losses)	(103)	(304)	(77)	(149)	(456)	(484)	(936)	(1,085)

Market risk benefits gains (losses)	(32)	(7)	(115)	(5)	69	(154)	85	80

Adjusted interest expense (5)	179	170	165	159	156	514	432	591

Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(5)	(5)	(6)	(15)	(16)	(21)

Interest expense	174	165	160	154	150	499	416	570

Gains (losses) from fair value changes in separate account assets	(19)	(12)	(25)	74	(67)	(56)	(116)	(42)

Net realized gains (losses) related to unconsolidated entities	59	(9)	238	(207)	(184)	288	(55)	(262)

Other income (expense) from private equity partnerships	92	93	91	60	69	276	180	240

Other income (expense) - operating	22	28	(8)	(25)	(20)	42	-	(25)

Other income (expense)	154	100	296	(98)	(202)	550	9	(89)

Amortization expense of purchased intangibles	84	70	72	74	69	226	211	285

Cigna integration expenses	14	15	22	22	23	51	26	48

Income tax expense	413	392	384	332	263	1,189	907	1,239

Net income	$2,040	$1,793	$1,892	$1,311	$792	$5,725	$3,935	$5,246

Less: NCI income (loss)	(3)	-	-	-	-	(3)	-	-

Chubb net income	$2,043	$1,793	$1,892	$1,311	$792	$5,728	$3,935	$5,246

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	YTD 2023	YTD 2022	Full Year 2022

P&C underwriting income (Including Corporate and excluding Life Insurance)

Gross premiums written	$14,467	$13,538	$11,645	$11,158	$13,663	$39,650	$36,985	$48,143
Net premiums written	11,652	10,681	9,417	9,021	10,747	31,750	29,091	38,112
Net premiums earned	11,232	9,743	8,878	9,359	10,286	29,853	27,491	36,850
Adjusted losses and loss expenses	7,093	5,643	5,117	5,734	7,055	17,853	16,764	22,498
Adjusted policy benefits	91	137	110	76	108	338	282	358
Policy acquisition costs	1,899	1,739	1,675	1,676	1,704	5,313	4,878	6,554
Administrative expenses	844	799	763	752	709	2,406	2,133	2,885

P&C underwriting income	$1,305	$1,425	$1,213	$1,121	$710	$3,943	$3,434	$4,555

P&C CAY underwriting income ex Cats	$1,775	$1,625	$1,475	$1,354	$1,646	$4,875	$4,507	$5,861

% Change versus prior year period
Net premiums written	8.4%	9.8%	9.3%	5.9%	8.5%	9.1%	8.3%	7.7%
Net premiums earned	9.2%	8.1%	8.3%	7.5%	9.3%	8.6%	8.9%	8.5%

Net premiums written constant $	7.6%	10.4%	11.0%	9.8%	11.2%	9.5%	10.5%	10.3%
Net premiums earned constant $	8.1%	8.7%	9.8%	11.3%	12.3%	8.8%	11.2%	11.2%

P&C combined ratio
Loss and loss expense ratio	64.0%	59.3%	58.9%	62.1%	69.6%	60.9%	62.0%	62.0%
Policy acquisition cost ratio	16.9%	17.9%	18.8%	17.9%	16.6%	17.8%	17.7%	17.8%
Administrative expense ratio	7.5%	8.2%	8.6%	8.0%	6.9%	8.1%	7.8%	7.8%

Combined ratio	88.4%	85.4%	86.3%	88.0%	93.1%	86.8%	87.5%	87.6%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	60.1%	57.4%	55.9%	59.9%	60.6%	58.0%	58.4%	58.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.2%	25.9%	27.5%	25.7%	23.4%	25.7%	25.3%	25.4%

CAY combined ratio ex Cats	84.3%	83.3%	83.4%	85.6%	84.0%	83.7%	83.7%	84.2%

Other ratios
Net premiums written/gross premiums written	81%	79%	81%	81%	79%	80%	79%	79%

Expense ratio	24.4%	26.1%	27.4%	25.9%	23.5%	25.9%	25.5%	25.6%
Expense ratio excluding A&H	22.6%	24.3%	25.7%	24.2%	21.6%	24.1%	23.8%	23.9%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$-	$(6)	$55	$-	$55	$49
Catastrophe losses - pre-tax	$670	$400	$458	$394	$1,213	$1,528	$1,837	$2,231
Favorable prior period development (PPD) - pre-tax	$(200)	$(200)	$(196)	$(167)	$(222)	$(596)	$(709)	$(876)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	6.0%	4.1%	5.1%	4.2%	11.3%	5.1%	6.5%	5.9%
Impact of PPD on P&C combined ratio - Favorable	-1.9%	-2.0%	-2.2%	-1.8%	-2.2%	-2.0%	-2.7%	-2.5%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	4.1%	2.1%	2.9%	2.4%	9.1%	3.1%	3.8%	3.4%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	YTD 2023	YTD 2022	Full Year 2022

Global P&C underwriting income
Gross premiums written	$12,063	$12,449	$11,240	$10,662	$11,121	$35,752	$33,069	$43,731
Net premiums written	10,131	9,914	9,124	8,637	9,024	29,169	26,568	35,205
Net premiums earned	9,692	9,108	8,719	8,738	8,613	27,519	25,274	34,012
Adjusted losses and loss expenses	5,737	5,136	4,977	5,007	5,611	15,850	14,934	19,941
Adjusted policy benefits	91	137	110	76	108	338	282	358
Policy acquisition costs	1,823	1,702	1,660	1,661	1,636	5,185	4,767	6,428
Administrative expenses	841	796	760	766	706	2,397	2,129	2,895

Global P&C underwriting income	$1,200	$1,337	$1,212	$1,228	$552	$3,749	$3,162	$4,390

Global P&C CAY underwriting income ex Cats	$1,661	$1,545	$1,450	$1,493	$1,448	$4,656	$4,200	$5,693

% Change versus prior year period
Net premiums written	12.3%	10.2%	6.7%	4.8%	6.3%	9.8%	7.3%	6.7%
Net premiums earned	12.5%	7.9%	6.0%	6.2%	6.7%	8.9%	8.1%	7.6%

Net premiums written constant $	11.2%	10.9%	8.3%	8.8%	9.4%	10.2%	9.7%	9.5%
Net premiums earned constant $	11.2%	8.6%	7.5%	10.2%	10.2%	9.1%	10.6%	10.5%

Combined ratio

Loss and loss expense ratio	60.1%	57.9%	58.3%	58.2%	66.4%	58.8%	60.2%	59.7%
Policy acquisition cost ratio	18.8%	18.7%	19.1%	19.0%	19.0%	18.9%	18.9%	18.9%
Administrative expense ratio	8.7%	8.7%	8.7%	8.7%	8.2%	8.7%	8.4%	8.5%

Combined ratio	87.6%	85.3%	86.1%	85.9%	93.6%	86.4%	87.5%	87.1%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	55.7%	55.8%	55.6%	55.4%	56.1%	55.7%	56.2%	56.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.3%	27.3%	27.8%	27.5%	27.1%	27.4%	27.2%	27.3%

CAY combined ratio ex Cats	83.0%	83.1%	83.4%	82.9%	83.2%	83.1%	83.4%	83.3%

Other ratios
Net premiums written/gross premiums written	84%	80%	81%	81%	81%	82%	80%	81%

Expense ratio	27.5%	27.4%	27.8%	27.7%	27.2%	27.6%	27.3%	27.4%
Expense ratio excluding A&H	25.6%	25.7%	26.0%	26.0%	25.3%	25.8%	25.6%	25.7%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$-	$(6)	$55	$-	$55	$49
Catastrophe losses - pre-tax	$652	$405	$434	$382	$1,182	$1,491	$1,785	$2,167
Favorable prior period development (PPD) - pre-tax	$(191)	$(197)	$(196)	$(123)	$(231)	$(584)	$(692)	$(815)

Impact of catastrophe losses on combined ratio - Unfavorable	6.7%	4.4%	5.0%	4.4%	13.1%	5.4%	6.9%	6.2%
Impact of PPD on combined ratio - Favorable	-2.1%	-2.2%	-2.3%	-1.4%	-2.7%	-2.1%	-2.8%	-2.4%
Impact of Cats and PPD on combined ratio - Unfavorable	4.6%	2.2%	2.7%	3.0%	10.4%	3.3%	4.1%	3.8%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

				As Adjusted
	September 30 2023	June 30 2023	March 31 2023	December 31 2022
Assets

Short-term investments, at fair value	$5,454	$4,097	$3,693	$4,960
Fixed maturities available for sale, at fair value (1)	99,766	96,789	88,364	85,220
Fixed maturities held to maturity, at amortized cost (1)	-	-	8,425	8,848
Private debt held-for-investment, at amortized cost	2,401	-	-	-
Equity securities, at fair value	3,395	1,043	942	827
Private equities	13,362	13,288	12,805	12,355
Other investments	5,583	1,419	1,387	1,341

Total investments	129,961	116,636	115,616	113,551

Cash	2,586	2,285	2,288	2,012
Securities lending collateral	1,469	1,525	1,582	1,523
Insurance and reinsurance balances receivable	13,907	14,128	12,340	11,933
Reinsurance recoverable on losses and loss expenses	19,750	18,398	18,141	18,859
Deferred policy acquisition costs	6,856	6,666	6,296	6,031
Value of business acquired (VOBA)	3,675	3,575	3,603	3,702
Prepaid reinsurance premiums	3,514	3,599	3,166	3,136
Goodwill and other intangible assets ($24,900 represents Chubb portion as of 9/30/2023) (2)	26,398	21,642	21,539	21,669
Investments in partially-owned insurance companies (2)	188	3,542	3,728	2,507
Separate account assets	5,306	5,574	5,300	5,190
Other assets	9,138	7,878	7,816	8,904

Total assets	$222,748	$205,448	$201,415	$199,017

Liabilities
Unpaid losses and loss expenses	$79,705	$76,480	$75,417	$75,747
Unearned premiums	22,684	21,860	20,261	19,713

Future policy benefits	13,109	11,064	10,782	10,476

Market risk benefits	770	722	830	800

Policyholder account balances	7,178	3,215	3,178	3,140

Separate account liabilities	5,306	5,574	5,300	5,190
Insurance and reinsurance balances payable	8,481	8,429	7,778	7,780
Securities lending payable	1,469	1,525	1,582	1,523
Accounts payable, accrued expenses, and other liabilities	11,039	8,382	8,076	8,567
Deferred tax liabilities	759	533	541	377
Short-term and long-term debt	14,436	14,481	14,375	14,877
Trust preferred securities	308	308	308	308

Total liabilities	165,244	152,573	148,428	148,498

Shareholders’ equity
Chubb shareholders’ equity, excl. AOCI	63,891	62,697	61,882	60,704
Accumulated other comprehensive income (loss) (AOCI)	(11,518)	(9,822)	(8,895)	(10,185)

Chubb shareholders’ equity	52,373	52,875	52,987	50,519
Noncontrolling interests	5,131	-	-	-

Total shareholders’ equity	57,504	52,875	52,987	50,519

Total liabilities and shareholders’ equity	$222,748	$205,448	$201,415	$199,017

Book value per common share	$128.37	$128.75	$127.94	$121.85
% change over prior quarter	-0.3%	0.6%	5.0%	6.1%
Tangible book value per common share (3)	$70.89	$78.97	$78.84	$72.51
% change over prior quarter	-10.2%	0.2%	8.7%	8.9%

Book value per common share, excl. AOCI	$156.60	$152.66	$149.42	$146.42
% change over prior quarter	2.6%	2.2%	2.0%	1.6%
Tangible book value per common share, excl. AOCI	$96.83	$101.03	$98.02	$94.90
% change over prior quarter	-4.2%	3.1%	3.3%	2.4%

(1) The held-to-maturity portfolio was reclassified as available-for-sale effective June 30, 2023 to increase flexibility to execute on the company’s investment strategy.

(2) Q3 2023 includes embedded goodwill of $1.3 billion related to Huatai previously reported within Investments in partially-owned insurance companies on the Consolidated Balance Sheets as disclosed in the 2022 Form 10-K. This embedded goodwill increased to $2.0 billion at June 30, 2023, reflecting the additional shares that closed in the first half of 2023.

(3) Refer to page 28 in this financial supplement for more details.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

		As Adjusted				As Adjusted
	3Q-23	3Q-22	% Change	Constant $ % Change	YTD 2023	YTD 2022	% Change	Constant $ % Change
Net premiums written

Commercial multiple peril (1)	$398	$341	16.9%	16.9%	$1,129	$972	16.2%	16.2%
Commercial casualty	2,332	2,167	7.6%	7.2%	6,259	5,777	8.3%	9.1%
Workers’ compensation	538	476	13.1%	13.1%	1,693	1,625	4.2%	4.2%
Financial lines	1,333	1,270	4.9%	4.5%	3,733	3,727	0.2%	0.9%
Surety	172	152	13.1%	10.0%	506	477	6.1%	5.0%
Property and other short-tail lines	2,082	1,756	18.5%	17.8%	6,453	5,503	17.3%	18.3%

Total Commercial P&C lines	6,855	6,162	11.2%	10.7%	19,773	18,081	9.4%	10.0%

Agriculture	1,521	1,723	-11.7%	-11.7%	2,581	2,523	2.3%	2.3%

Personal automobile	547	404	35.3%	26.7%	1,434	1,239	15.7%	10.8%
Personal homeowners	1,192	1,023	16.5%	16.6%	3,268	2,910	12.3%	12.8%
Personal other	474	451	5.3%	2.7%	1,466	1,406	4.3%	5.3%

Total Personal lines	2,213	1,878	17.9%	15.5%	6,168	5,555	11.0%	10.4%

Global A&H - P&C	802	719	11.4%	8.9%	2,397	2,152	11.4%	12.4%

Reinsurance lines	261	265	-1.4%	-1.8%	831	780	6.5%	6.9%

Total P&C	$11,652	$10,747	8.4%	7.6%	$31,750	$29,091	9.1%	9.5%

Life Insurance	1,452	1,265	14.9%	15.2%	4,015	2,403	67.1%	68.4%

Total Consolidated	$13,104	$12,012	9.1%	8.4%	$35,765	$31,494	13.6%	14.0%

(1) Commercial multiple peril represents retail package business (property and general liability).

Product Line	Page 6

Chubb Limited

Consolidated Results - Three months ended September 30, 2023

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q3 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$5,132	$1,527	$1,521	$3,211	$261	$-	$11,652	$1,452	$13,104
Net premiums earned	4,735	1,407	1,540	3,311	239	-	11,232	1,442	12,674

Adjusted losses and loss expenses	3,025	900	1,356	1,635	116	61	7,093	20	7,113
Adjusted policy benefits	-	-	-	91	-	-	91	866	957
Policy acquisition costs	640	287	76	827	69	-	1,899	279	2,178
Administrative expenses	323	84	3	327	9	98	844	216	1,060

Underwriting income (loss)	747	136	105	431	45	(159)	1,305	61	1,366

Adjusted net investment income	780	94	12	248	47	23	1,204	211	1,415
Other income (expense) - operating	(6)	(2)	-	10	-	(8)	(6)	28	22
Amortization expense of purchased intangibles	-	(3)	(6)	(19)	-	(44)	(72)	(12)	(84)

Segment income (loss)	$1,521	$225	$111	$670	$92	$(188)	$2,431	$288	$2,719

Combined ratio	84.2%	90.3%	93.2%	87.0%	81.3%		88.4%
CAY combined ratio ex Cats	81.1%	78.9%	92.7%	84.8%	78.8%		84.3%

Consol Results - QTD 2023	Page 7

Chubb Limited

Consolidated Results - Nine months ended September 30, 2023

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
YTD 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$14,575	$4,404	$2,581	$9,359	$831	$-	$31,750	$4,015	$35,765

Net premiums earned	13,710	4,084	2,334	9,005	720	-	29,853	3,962	33,815
Adjusted losses and loss expenses	8,625	2,634	2,003	4,139	319	133	17,853	87	17,940
Adjusted policy benefits	-	-	-	338	-	-	338	2,283	2,621
Policy acquisition costs	1,867	836	128	2,286	196	-	5,313	829	6,142
Administrative expenses	934	247	9	899	27	290	2,406	553	2,959

Underwriting income (loss)	2,284	367	194	1,343	178	(423)	3,943	210	4,153

Adjusted net investment income	2,204	262	43	636	144	42	3,331	525	3,856
Other income (expense) - operating	(18)	(2)	-	29	1	(37)	(27)	69	42
Amortization expense of purchased intangibles	-	(8)	(19)	(52)	-	(129)	(208)	(18)	(226)

Segment income (loss)	$4,470	$619	$218	$1,956	$323	$(547)	$7,039	$786	$7,825

Combined ratio	83.3%	91.0%	91.7%	85.1%	75.3%		86.8%
CAY combined ratio ex Cats	81.0%	80.0%	90.6%	85.0%	78.0%		83.7%

Consol Results - YTD 2023	Page 8

Chubb Limited

Consolidated Results - Three months ended September 30, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

						As Adjusted		As Adjusted
Q3 2022	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated

Net premiums written	$4,722	$1,392	$1,723	$2,645	$265	$-	$10,747	$1,265	$12,012
Net premiums earned	4,283	1,334	1,673	2,741	255	-	10,286	1,244	11,530
Adjusted losses and loss expenses	3,036	857	1,444	1,333	311	74	7,055	27	7,082
Adjusted policy benefits	-	-	-	108	-	-	108	666	774
Policy acquisition costs	583	274	68	720	59	-	1,704	266	1,970
Administrative expenses	272	71	3	264	8	91	709	174	883

Underwriting income (loss)	392	132	158	316	(123)	(165)	710	111	821

Adjusted net investment income	589	76	9	151	71	11	907	147	1,054

Other income (expense) - operating	(6)	(1)	(1)	2	-	(10)	(16)	(4)	(20)
Amortization expense of purchased intangibles	-	(2)	(7)	(12)	-	(46)	(67)	(2)	(69)

Segment income (loss)	$975	$205	$159	$457	$(52)	$(210)	$1,534	$252	$1,786

Combined ratio	90.9%	90.1%	90.6%	88.5%	148.4%		93.1%
CAY combined ratio ex Cats	81.1%	79.5%	88.2%	85.1%	83.0%		84.0%

Consol Results - QTD 2022	Page 9

Chubb Limited

Consolidated Results - Nine months ended September 30, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

						As Adjusted		As Adjusted
YTD 2022	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated

Net premiums written	$13,426	$3,998	$2,523	$8,364	$780	$-	$29,091	$2,403	$31,494
Net premiums earned	12,645	3,852	2,217	8,065	712	-	27,491	2,325	29,816
Adjusted losses and loss expenses	7,979	2,343	1,830	3,772	565	275	16,764	78	16,842
Adjusted policy benefits	-	-	-	282	-	-	282	1,275	1,557
Policy acquisition costs	1,701	792	111	2,096	178	-	4,878	537	5,415
Administrative expenses	814	213	4	811	27	264	2,133	346	2,479

Underwriting income (loss)	2,151	504	272	1,104	(58)	(539)	3,434	89	3,523

Adjusted net investment income	1,600	199	23	460	232	32	2,546	359	2,905

Other income (expense) - operating	(12)	(3)	(1)	(3)	(1)	(18)	(38)	38	-
Amortization expense of purchased intangibles	-	(7)	(20)	(40)	-	(137)	(204)	(7)	(211)

Segment income (loss)	$3,739	$693	$274	$1,521	$173	$(662)	$5,738	$479	$6,217

Combined ratio	83.0%	86.9%	87.8%	86.3%	108.2%		87.5%
CAY combined ratio ex Cats	81.2%	79.6%	87.1%	85.6%	81.0%		83.7%

Consol Results - YTD 2022	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$6,131	$6,611	$5,316	$5,718	$5,937	$18,058	$17,147	$22,865
Net premiums written	5,132	5,155	4,288	4,463	4,722	14,575	13,426	17,889
Net premiums earned	4,735	4,606	4,369	4,462	4,283	13,710	12,645	17,107
Losses and loss expenses	3,025	2,871	2,729	2,849	3,036	8,625	7,979	10,828
Policy acquisition costs	640	614	613	612	583	1,867	1,701	2,313
Administrative expenses	323	316	295	299	272	934	814	1,113

Underwriting income	747	805	732	702	392	2,284	2,151	2,853
Adjusted net investment income	780	726	698	647	589	2,204	1,600	2,247
Other income (expense) - operating	(6)	(5)	(7)	(5)	(6)	(18)	(12)	(17)

Segment income	$1,521	$1,526	$1,423	$1,344	$975	$4,470	$3,739	$5,083

CAY underwriting income ex Cats	$909	$890	$822	$859	$824	$2,621	$2,393	$3,252

Combined ratio
Loss and loss expense ratio	63.9%	62.3%	62.5%	63.8%	70.9%	62.9%	63.1%	63.3%
Policy acquisition cost ratio	13.5%	13.3%	14.0%	13.8%	13.6%	13.6%	13.5%	13.5%
Administrative expense ratio	6.8%	6.9%	6.7%	6.7%	6.4%	6.8%	6.4%	6.5%

Combined ratio	84.2%	82.5%	83.2%	84.3%	90.9%	83.3%	83.0%	83.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	61.1%	60.7%	60.5%	60.8%	61.5%	60.8%	61.5%	61.3%
CAY policy acquisition cost and administrative expense ratio ex Cats (1)	20.0%	20.0%	20.7%	20.0%	19.6%	20.2%	19.7%	19.8%

CAY combined ratio ex Cats	81.1%	80.7%	81.2%	80.8%	81.1%	81.0%	81.2%	81.1%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$(1)	$-	$-	$-	$(1)
Catastrophe losses - pre-tax	$246	$231	$162	$157	$598	$639	$803	$960
Favorable prior period development (PPD) - pre-tax	$(84)	$(146)	$(72)	$(1)	$(166)	$(302)	$(561)	$(562)

% Change versus prior year period
Net premiums written	8.7%	10.5%	6.2%	8.9%	8.1%	8.6%	9.0%	9.0%
Net premiums earned	10.6%	8.4%	6.2%	10.7%	8.3%	8.4%	10.6%	10.6%

Other ratios
Net premiums written/gross premiums written	84%	78%	81%	78%	80%	81%	78%	78%

Production by Size - Net premiums written (2)
Major Accounts & Specialty	$3,075	$3,307	$2,483	$2,682	$2,869	$8,865	$8,100	$10,782
Commercial	2,057	1,848	1,805	1,781	1,853	5,710	5,326	7,107

Total	$5,132	$5,155	$4,288	$4,463	$4,722	$14,575	$13,426	$17,889

(1) Q3 and YTD 2023 includes the adverse impact of 0.4 percentage points for both periods, reflecting higher year-over-year pension expenses from unfavorable market condition.

(2) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$1,750	$1,811	$1,483	$1,515	$1,575	$5,044	$4,551	$6,066
Net premiums written	1,527	1,581	1,296	1,315	1,392	4,404	3,998	5,313
Net premiums earned	1,407	1,357	1,320	1,328	1,334	4,084	3,852	5,180
Losses and loss expenses	900	846	888	843	857	2,634	2,343	3,186
Policy acquisition costs	287	277	272	265	274	836	792	1,057
Administrative expenses	84	84	79	78	71	247	213	291

Underwriting income	136	150	81	142	132	367	504	646
Net investment income	94	86	82	84	76	262	199	283
Other income (expense) - operating	(2)	1	(1)	(1)	(1)	(2)	(3)	(4)
Amortization expense of purchased intangibles	(3)	(3)	(2)	(3)	(2)	(8)	(7)	(10)

Segment income	$225	$234	$160	$222	$205	$619	$693	$915

CAY underwriting income ex Cats	$297	$264	$257	$305	$273	$818	$786	$1,091

Combined ratio
Loss and loss expense ratio	63.9%	62.4%	67.3%	63.5%	64.2%	64.5%	60.8%	61.5%
Policy acquisition cost ratio	20.4%	20.4%	20.6%	19.9%	20.6%	20.5%	20.6%	20.4%
Administrative expense ratio	6.0%	6.1%	6.0%	5.9%	5.3%	6.0%	5.5%	5.6%

Combined ratio	90.3%	88.9%	93.9%	89.3%	90.1%	91.0%	86.9%	87.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	52.4%	54.0%	53.9%	51.3%	53.6%	53.4%	53.5%	52.9%
CAY policy acquisition cost and administrative expense ratio ex Cats (1)	26.5%	26.5%	26.7%	25.8%	25.9%	26.6%	26.1%	26.0%

CAY combined ratio ex Cats	78.9%	80.5%	80.6%	77.1%	79.5%	80.0%	79.6%	78.9%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$(2)	$-	$-	$-	$(2)
Catastrophe losses - pre-tax	$280	$147	$159	$160	$274	$586	$469	$629
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(119)	$(33)	$17	$1	$(133)	$(135)	$(187)	$(186)

% Change versus prior year period
Net premiums written	9.6%	10.8%	9.9%	5.9%	7.1%	10.1%	6.3%	6.2%
Net premiums earned	5.5%	6.7%	5.9%	5.1%	7.2%	6.0%	5.5%	5.4%

Other ratios
Net premiums written/gross premiums written	87%	87%	87%	87%	88%	87%	88%	88%

(1) Q3 and YTD 2023 includes the adverse impact of 0.5 percentage points for both periods, reflecting higher year-over-year pension expenses from unfavorable market condition.

NA Personal	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$2,404	$1,089	$405	$496	$2,542	$3,898	$3,916	$4,412
Net premiums written	1,521	767	293	384	1,723	2,581	2,523	2,907
Net premiums earned	1,540	635	159	621	1,673	2,334	2,217	2,838
Adjusted losses and loss expenses	1,356	507	140	727	1,444	2,003	1,830	2,557
Policy acquisition costs	76	37	15	15	68	128	111	126
Administrative expenses	3	3	3	(14)	3	9	4	(10)

Underwriting income (loss)	105	88	1	(107)	158	194	272	165
Net investment income	12	14	17	13	9	43	23	36
Other income (expense) - operating	-	1	(1)	-	(1)	-	(1)	(1)
Amortization expense of purchased intangibles	(6)	(7)	(6)	(6)	(7)	(19)	(20)	(26)

Segment income (loss)	$111	$96	$11	$(100)	$159	$218	$274	$174

CAY underwriting income (loss) ex Cats	$114	$80	$25	$(139)	$198	$219	$307	$168

Combined ratio
Loss and loss expense ratio	88.1%	79.7%	88.5%	117.1%	86.3%	85.8%	82.5%	90.1%
Policy acquisition cost ratio	4.9%	5.9%	9.3%	2.4%	4.1%	5.5%	5.1%	4.4%
Administrative expense ratio	0.2%	0.6%	1.4%	-2.3%	0.2%	0.4%	0.2%	-0.3%

Combined ratio	93.2%	86.2%	99.2%	117.2%	90.6%	91.7%	87.8%	94.2%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats (1)	87.5%	80.9%	73.1%	122.0%	84.0%	84.7%	82.2%	90.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	5.2%	6.5%	10.8%	0.1%	4.2%	5.9%	4.9%	3.9%

CAY combined ratio ex Cats	92.7%	87.4%	83.9%	122.1%	88.2%	90.6%	87.1%	94.4%

Unfavorable (favorable) Catastrophe losses - pre-tax	$18	$(5)	$24	$12	$31	$37	$52	$64
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(9)	$(3)	$-	$(44)	$9	$(12)	$(17)	$(61)

% Change versus prior year period
Net premiums written (1)	-11.7%	4.0%	NM	37.9%	21.8%	2.3%	19.6%	21.7%
Net premiums earned	-8.0%	11.0%	NM	29.5%	25.0%	5.3%	19.3%	21.4%

Other ratios
Net premiums written/gross premiums written	63%	70%	72%	77%	68%	66%	64%	66%

(1) Q3 2023 net premiums written declined 11.7%, primarily reflecting the timing of premium recognition this year versus last year. The loss ratio in the quarter increased as the company trued-up its loss estimates to reflect its projections for the current crop year. Estimated development for the current crop year was recognized this quarter compared to the fourth quarter in the prior year.

NA Agriculture	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$3,897	$3,677	$4,131	$3,249	$3,313	$11,705	$10,456	$13,705
Net premiums written	3,211	2,885	3,263	2,696	2,645	9,359	8,364	11,060
Net premiums earned	3,311	2,908	2,786	2,738	2,741	9,005	8,065	10,803
Losses and loss expenses	1,635	1,267	1,237	1,122	1,333	4,139	3,772	4,894
Adjusted policy benefits	91	137	110	76	108	338	282	358
Policy acquisition costs	827	746	713	722	720	2,286	2,096	2,818
Administrative expenses	327	292	280	259	264	899	811	1,070

Underwriting income	431	466	446	559	316	1,343	1,104	1,663
Adjusted net investment income	248	200	188	166	151	636	460	626
Other income (expense) - operating	10	10	9	1	2	29	(3)	(2)
Amortization expense of purchased intangibles	(19)	(15)	(18)	(17)	(12)	(52)	(40)	(57)

Segment income	$670	$661	$625	$709	$457	$1,956	$1,521	$2,230

CAY underwriting income ex Cats	$502	$431	$416	$416	$409	$1,349	$1,164	$1,580

Combined ratio
Loss and loss expense ratio	52.1%	48.3%	48.4%	43.7%	52.6%	49.7%	50.3%	48.6%
Policy acquisition cost ratio	25.0%	25.7%	25.6%	26.4%	26.3%	25.4%	26.0%	26.1%
Administrative expense ratio	9.9%	10.0%	10.0%	9.5%	9.6%	10.0%	10.0%	9.9%

Combined ratio	87.0%	84.0%	84.0%	79.6%	88.5%	85.1%	86.3%	84.6%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	50.0%	49.5%	49.4%	49.0%	49.2%	49.7%	49.5%	49.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	34.8%	35.7%	35.7%	35.8%	35.9%	35.3%	36.1%	36.0%

CAY combined ratio ex Cats	84.8%	85.2%	85.1%	84.8%	85.1%	85.0%	85.6%	85.4%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$(3)	$-	$-	$-	$(3)
Catastrophe losses - pre-tax	$120	$26	$113	$64	$98	$259	$298	$362
Favorable prior period development (PPD) - pre-tax	$(49)	$(61)	$(143)	$(210)	$(5)	$(253)	$(238)	$(448)

% Change versus prior year period
Net premiums written	21.4%	9.3%	6.0%	-1.3%	1.9%	11.9%	4.8%	3.2%
Net premiums written - Commercial	17.0%	9.2%	6.2%	-0.9%	2.5%	10.5%	6.1%	4.3%
Net premiums written - Consumer	28.4%	9.3%	5.6%	-2.0%	1.1%	14.1%	2.7%	1.5%
Net premiums earned	20.8%	7.9%	6.0%	0.6%	2.9%	11.7%	4.5%	3.5%

Net premiums written constant $	17.3%	10.9%	10.0%	9.7%	11.7%	12.7%	12.0%	11.4%
Net premiums written - Commercial	14.6%	11.9%	10.8%	9.4%	11.0%	12.4%	12.6%	11.8%
Net premiums written - Consumer	21.4%	9.5%	8.6%	10.3%	12.7%	13.2%	11.0%	10.8%
Net premiums earned constant $	16.1%	9.2%	9.9%	12.0%	13.1%	11.9%	11.7%	11.8%

Other ratios: Net premiums written/gross premiums written	82%	78%	79%	83%	80%	80%	80%	81%

Production by Region - Net premiums written	3Q-23	3Q-22	% Change	Constant $ % Change	YTD 2023	YTD 2022	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,264	$1,133	11.5%	7.5%	$4,292	$3,990	7.6%	9.4%
Latin America	695	565	23.0%	10.7%	1,969	1,719	14.5%	7.8%
Asia Pacific (1)	1,099	816	34.5%	35.9%	2,644	2,192	20.6%	24.3%
Japan	102	101	0.9%	5.5%	349	359	-2.8%	6.2%
Other (2)	51	30	77.7%	76.6%	105	104	1.8%	3.8%

Total	$3,211	$2,645	21.4%	17.3%	$9,359	$8,364	11.9%	12.7%

(1) Includes mainland China.

(2) Includes the company’s international supplemental A&H business of Combined Insurance and other international operations.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance
	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$285	$350	$310	$180	$296	$945	$915	$1,095
Net premiums written	261	293	277	163	265	831	780	943
Net premiums earned	239	237	244	210	255	720	712	922
Losses and loss expenses	116	91	112	105	311	319	565	670
Policy acquisition costs	69	65	62	62	59	196	178	240
Administrative expenses	9	9	9	9	8	27	27	36

Underwriting income (loss)	45	72	61	34	(123)	178	(58)	(24)
Adjusted net investment income	47	48	49	49	71	144	232	281
Other income (expense) - operating	-	-	1	-	-	1	(1)	(1)

Segment income (loss)	$92	$120	$111	$83	$(52)	$323	$173	$256

CAY underwriting income ex Cats	$51	$56	$53	$35	$34	$160	$124	$159

Combined ratio
Loss and loss expense ratio	48.4%	38.7%	45.7%	49.6%	122.1%	44.3%	79.4%	72.6%
Policy acquisition cost ratio	29.1%	27.0%	25.6%	29.8%	22.9%	27.2%	25.0%	26.1%
Administrative expense ratio	3.8%	3.9%	3.8%	4.2%	3.4%	3.8%	3.8%	3.9%

Combined ratio	81.3%	69.6%	75.1%	83.6%	148.4%	75.3%	108.2%	102.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	45.9%	46.7%	49.0%	49.5%	49.6%	47.2%	49.8%	49.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	32.9%	30.1%	29.4%	33.6%	33.4%	30.8%	31.2%	31.8%

CAY combined ratio ex Cats	78.8%	76.8%	78.4%	83.1%	83.0%	78.0%	81.0%	81.5%

Catastrophe reinstatement premiums collected - pre-tax	$-	$-	$-	$-	$55	$-	$55	$55
Catastrophe losses - pre-tax	$6	$1	$-	$1	$212	$7	$215	$216
Unfavorable (favorable) prior period development (PPD) - pre-tax	$-	$(17)	$(8)	$-	$-	$(25)	$22	$22

% Change versus prior year period
Net premiums written as reported	-1.4%	11.6%	9.4%	-4.6%	19.5%	6.5%	11.1%	8.0%
Net premiums earned as reported	-6.5%	6.7%	3.9%	-2.1%	20.9%	1.0%	22.0%	15.6%

Net premiums written constant $	-1.8%	12.4%	10.4%	-2.0%	21.8%	6.9%	12.2%	9.5%
Net premiums earned constant $	-7.1%	7.0%	5.0%	0.5%	23.9%	1.3%	24.2%	17.9%

Other ratios
Net premiums written/gross premiums written	91%	84%	89%	91%	89%	88%	85%	86%

Global Reinsurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

				As Adjusted			As Adjusted
Life Insurance						YTD	YTD	Full Year
	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	2023	2022	2022

Gross premiums written	$1,529	$1,342	$1,359	$1,282	$1,343	$4,230	$2,553	$3,835

Net premiums written	1,452	1,270	1,293	1,205	1,265	4,015	2,403	3,608

Net premiums earned	1,442	1,256	1,264	1,185	1,244	3,962	2,325	3,510

Losses and loss expenses	20	35	32	7	27	87	78	85

Adjusted policy benefits	866	705	712	723	666	2,283	1,275	1,998

Policy acquisition costs	279	277	273	248	266	829	537	785

Administrative expenses	216	170	167	164	174	553	346	510

Adjusted net investment income	211	161	153	150	147	525	359	509

Other income (expense) - operating (1)	28	26	15	(8)	(4)	69	38	30

Amortization expense of purchased intangibles	(12)	(2)	(4)	(3)	(2)	(18)	(7)	(10)

Segment income	$288	$254	$244	$182	$252	$786	$479	$661

% Change versus prior year period

Net premiums written	14.9%	126.1%	124.4%	93.9%	111.0%	67.1%	32.4%	48.1%

Net premiums earned	15.9%	132.9%	133.1%	98.0%	115.6%	70.4%	33.6%	50.1%

Net premiums written constant $	15.2%	127.6%	128.7%	102.9%	119.8%	68.4%	36.4%	53.1%

Net premiums earned constant $	16.2%	134.5%	137.2%	106.7%	124.4%	71.6%	37.7%	55.2%

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

						As Adjusted
		As Adjusted		Constant $	YTD	YTD		Constant $
	3Q-23	3Q-22	% Change	% Change	2023	2022	% Change	% Change

International life insurance net premiums written	$1,208	$1,009	19.7%	19.9%	$3,282	$1,626	101.8%	103.1%

International life insurance deposits (2)	388	449	-13.4%	-10.2%	1,097	1,433	-23.4%	-18.8%

Total international life insurance net premiums written and deposits	$1,596	$1,458	9.5%	10.8%	$4,379	$3,059	43.2%	47.6%

International life insurance segment income	$215	$183	17.4%	16.8%	$620	$286	117.2%	119.2%

(1) Includes non-premium revenue and expenses unrelated to our core insurance operations from the management of third-party assets by Huatai’s asset management businesses.

(2) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

				As Adjusted			As Adjusted
Corporate
	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$-	$-	$-	$-	$-	$-	$-	$-
Net premiums written	-	-	-	-	-	-	-	-
Net premiums earned	-	-	-	-	-	-	-	-
Adjusted loss and loss expenses	61	61	11	88	74	133	275	363
Policy acquisition costs	-	-	-	-	-	-	-	-
Administrative expenses	98	95	97	121	91	290	264	385

Underwriting loss	(159)	(156)	(108)	(209)	(165)	(423)	(539)	(748)

Adjusted net investment income	23	6	13	9	11	42	32	41

Other income (expense) - operating	(8)	(5)	(24)	(12)	(10)	(37)	(18)	(30)

Adjusted interest expense	(179)	(170)	(165)	(159)	(156)	(514)	(432)	(591)
Amortization expense of purchased intangibles	(44)	(43)	(42)	(45)	(46)	(129)	(137)	(182)
Cigna integration expenses	(14)	(15)	(22)	(22)	(23)	(51)	(26)	(48)
Amortization of fair value adjustment of acquired invested assets and long-term debt	(4)	2	3	-	-	1	(20)	(20)

Adjusted net realized gains (losses)	(37)	(318)	162	(354)	(621)	(193)	(982)	(1,336)
Market risk benefits gains (losses)	(32)	(7)	(115)	(5)	69	(154)	85	80
Income tax expense	(413)	(392)	(384)	(332)	(263)	(1,189)	(907)	(1,239)
Less: NCI income (loss)	(3)	-	-	-	-	(3)	-	-

Net loss	$(864)	$(1,098)	$(682)	$(1,129)	$(1,204)	$(2,644)	$(2,944)	$(4,073)

Unfavorable prior period development (PPD) - pre-tax	$61	$60	$10	$87	$73	$131	$272	$359

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to

	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2021	$72,330	$16,132	$56,198
Losses and loss expenses incurred	5,991	1,427	4,564
Losses and loss expenses paid	(5,071)	(909)	(4,162)	91%
Other (incl. foreign exch. revaluation)	(54)	(57)	3

Balance at March 31, 2022	$73,196	$16,593	$56,603
Losses and loss expenses incurred	6,485	1,279	5,206
Losses and loss expenses paid	(5,445)	(1,160)	(4,285)	82%
Other (incl. foreign exch. revaluation)	(788)	(208)	(580)

Balance at June 30, 2022	$73,448	$16,504	$56,944
Losses and loss expenses incurred	9,602	2,539	7,063
Losses and loss expenses paid	(6,769)	(1,488)	(5,281)	75%
Other (incl. foreign exch. revaluation)	(945)	(242)	(703)

Balance at September 30, 2022	$75,336	$17,313	$58,023
Losses and loss expenses incurred	7,346	1,607	5,739
Losses and loss expenses paid	(7,885)	(2,076)	(5,809)	101%
Other (incl. foreign exch. revaluation)	950	242	708

Balance at December 31, 2022	$75,747	$17,086	$58,661
Losses and loss expenses incurred	6,306	1,158	5,148
Losses and loss expenses paid	(6,315)	(1,599)	(4,716)	92%
Other (incl. foreign exch. revaluation)	(321)	(125)	(196)

Balance at March 31, 2023	$75,417	$16,520	$58,897
Losses and loss expenses incurred	7,174	1,491	5,683
Losses and loss expenses paid	(6,595)	(1,520)	(5,075)	89%
Other (incl. foreign exch. revaluation)	484	117	367

Balance at June 30, 2023	$76,480	$16,608	$59,872
Losses and loss expenses incurred	9,709	2,603	7,106
Losses and loss expenses paid	(6,921)	(1,701)	(5,220)	73%
Other (incl. foreign exch. revaluation)	437	298	139

Balance at September 30, 2023	$79,705	$17,808	$61,897
Add net recoverable on paid losses	-	1,942	(1,942)

Balance including net recoverable on paid losses	$79,705	$19,750	$59,955

*2021 and 2022 financial data are adjusted for LDTI.

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division				As Adjusted
	September 30	June 30	March 31	December 31
	2023	2023	2023	2022
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,533	$1,382	$1,350	$1,545

Brandywine and Other Run-off	461	463	328	290

Total	$1,994	$1,845	$1,678	$1,835

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$16,966	$15,779	$15,541	$16,025

Brandywine and Other Run-off	1,160	1,135	1,273	1,350

Total	$18,126	$16,914	$16,814	$17,375

Gross reinsurance recoverable

Active operations	$18,499	$17,161	$16,891	$17,570

Brandywine and Other Run-off	1,621	1,598	1,601	1,640

Total	$20,120	$18,759	$18,492	$19,210

Provision for uncollectible reinsurance (1)

Active operations	$(238)	$(235)	$(228)	$(223)

Brandywine and Other Run-off	(132)	(126)	(123)	(128)

Total	$(370)	$(361)	$(351)	$(351)

Net reinsurance recoverable

Active operations	$18,261	$16,926	$16,663	$17,347

Brandywine and Other Run-off	1,489	1,472	1,478	1,512

Total	$19,750	$18,398	$18,141	$18,859

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $4.2 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30		June 30		March 31		December 31
	2023		2023		2023		2022
Market Value

Fixed maturities available for sale (1)	$99,766		$96,789		$88,364		$85,220

Other investments-fixed maturities	3,937		-		-		-

Fixed maturities held to maturity (1)	-		-		8,109		8,439

Short-term investments	5,454		4,097		3,693		4,960

Total fixed maturities	$109,157		$100,886		$100,166		$98,619

Asset Allocation by Market Value

U.S. Treasury / Agency	$3,681	3%	$3,744	4%	$4,019	4%	$3,996	4%

Corporate and asset-backed securities	40,855	37%	40,177	40%	40,036	40%	38,535	40%

Mortgage-backed securities	19,605	18%	17,972	18%	17,384	17%	17,202	17%

Municipal	2,908	3%	5,194	5%	6,606	7%	6,964	7%

Non-U.S.	36,654	34%	29,702	29%	28,428	28%	26,962	27%

Short-term investments	5,454	5%	4,097	4%	3,693	4%	4,960	5%

Total fixed maturities	$109,157	100%	$100,886	100%	$100,166	100%	$98,619	100%

Credit Quality by Market Value

AAA	$13,567	12%	$13,916	14%	$13,679	14%	$14,779	15%

AA	31,204	29%	31,109	31%	31,505	32%	31,195	32%

A	26,567	24%	19,233	19%	18,971	19%	18,366	19%

BBB	19,102	18%	18,040	18%	17,837	18%	16,802	17%

BB	9,880	9%	9,882	9%	9,245	9%	8,722	9%

B	8,306	8%	8,191	8%	8,465	8%	8,347	8%

Other	531	0%	515	1%	464	0%	408	0%

Total fixed maturities	$109,157	100%	$100,886	100%	$100,166	100%	$98,619	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$109,197		$104,031		$94,541		$93,186

Other investments-fixed maturities	3,937		-		-		-

Fixed maturities held to maturity	-		-		8,425		8,848

Short-term investments	5,455		4,099		3,695		4,962

Subtotal fixed maturities (2)	118,589		108,130		106,661		106,996

Equity securities	3,395		1,043		942		827

Private debt held-for-investment (2)	2,401		-		-		-

Private equities and other	15,008		14,707		14,192		13,696

Total investment portfolio	$139,393		$123,880		$121,795		$121,519

Avg. duration of fixed maturities	4.7 years		4.6 years		4.7 years		4.5 years

Avg. market yield of fixed maturities	6.2%		5.8%		5.5%		5.6%

Avg. credit quality	A/A		A/A		A/A		A/A

Avg. yield on invested assets (3)	4.1%		4.0%		3.8%		3.6%

(1) The held-to-maturity portfolio was reclassified as available-for-sale effective June 30, 2023 to increase flexibility to execute on the company’s investment strategy.

(2) Net of valuation allowance for expected credit losses.

(3) Calculated using adjusted net investment income.

Note: The calculation for average duration, average market yield, average credit quality and average yield on invested assets, excludes Huatai’s investment portfolio in order to show comparability with prior periods presented.

Investments	Page 20

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at September 30, 2023

Agency residential mortgage-backed securities (RMBS)	$9	$16,587	$-	$-	$-	$16,596

Non-agency RMBS	729	53	45	32	7	866

Commercial mortgage-backed securities	1,854	162	116	9	2	2,143

Total mortgage-backed securities at market value	$2,592	$16,802	$161	$41	$9	$19,605

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2023	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total

Asset-backed	$4,802	$896	$78	$66	$5,842

Banks	-	1	2,474	1,850	4,325

Basic Materials	-	-	95	257	352

Communications	-	187	390	1,285	1,862

Consumer, Cyclical	-	131	543	769	1,443

Consumer, Non-Cyclical	34	435	1,874	1,677	4,020

Diversified Financial Services	1	127	428	436	992

Energy	-	74	278	940	1,292

Industrial	-	10	588	1,163	1,761

Utilities	131	2	994	810	1,937

All Others	134	347	1,564	1,944	3,989

Total	$5,102	$2,210	$9,306	$11,197	$27,815

Market Value at September 30, 2023		S&P Credit Rating
		Below Investment Grade
		BB	B	CCC	Total

Asset-backed		$24	$51	$1	$76
Banks		-	-	-	-
Basic Materials		335	213	30	578
Communications		690	872	91	1,653
Consumer, Cyclical		1,250	1,186	31	2,467
Consumer, Non-Cyclical		1,153	1,301	65	2,519
Diversified Financial Services		236	247	9	492
Energy		763	348	-	1,111
Industrial		810	819	33	1,662
Utilities		223	116	-	339
All Others		915	1,163	65	2,143

Total		$6,399	$6,316	$325	$13,040

Investments 2	Page 21

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2023

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$-	$1,617	$-	$-	$-	$1,617

People’s Republic of China	-	156	1,189	-	-	1,345

Taiwan	-	955	-	-	-	955

Canada	883	-	-	-	-	883

Federative Republic of Brazil	-	-	-	-	663	663

United Mexican States	-	-	-	592	-	592

Province of Ontario	-	-	534	-	-	534

Kingdom of Thailand	-	-	525	-	-	525

Socialist Republic of Vietnam	-	-	-	-	482	482

Commonwealth of Australia	439	-	-	-	-	439

Other Non-U.S. Government Securities	464	2,190	1,142	776	836	5,408

Total	$1,786	$4,918	$3,390	$1,368	$1,981	$13,443

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

China	$-	$-	$5,457	$280	$24	$5,761

United Kingdom	39	37	847	1,080	533	2,536

Canada	99	73	800	572	397	1,941

South Korea	-	468	409	538	7	1,422

United States (1)	-	12	222	399	747	1,380

France	5	43	782	443	105	1,378

Australia	65	258	322	368	22	1,035

Japan	-	-	610	131	18	759

Germany	83	39	128	269	56	575

Netherlands	53	-	304	78	128	563

Other Non-U.S. Corporate Securities	310	424	1,720	2,024	1,383	5,861

Total	$654	$1,354	$11,601	$6,182	$3,420	$23,211

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2023	Market Value	Rating

1	Bank of America Corp	$739	A-

2	Morgan Stanley	651	A-

3	JP Morgan Chase & Co	647	A-

4	Wells Fargo & Co	572	BBB+

5	Citigroup Inc	505	BBB+

6	Goldman Sachs Group Inc	505	BBB+

7	UBS Group AG	391	A-

8	HSBC Holdings Plc	377	A-

9	Verizon Communications Inc	360	BBB+

10	Comcast Corp	352	A-

Investments 4	Page 23

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(61)	$24	$(37)	$(2,184)	$29	$(2,155)	$(2,245)	$53	$(2,192)
Public equity:
Realized gains (losses) on sales	(32)	3	(29)	-	-	-	(32)	3	(29)
Mark-to-market	(43)	3	(40)	-	-	-	(43)	3	(40)
Private equity: Mark-to-market	90	(4)	86	-	-	-	90	(4)	86

Total investment portfolio	(46)	26	(20)	(2,184)	29	(2,155)	(2,230)	55	(2,175)
Foreign exchange	(67)	19	(48)	(241)	13	(228)	(308)	32	(276)
Partially-owned entities (2)	8	(1)	7	11	-	11	19	(1)	18
Current discount rate on future policy benefits	-	-	-	686	(35)	651	686	(35)	651
Instrument-specific credit risk - market risk benefits	-	-	-	(5)	-	(5)	(5)	-	(5)
Other (3)	94	13	107	37	(7)	30	131	6	137

Net gains (losses)	$(11)	$57	$46	$(1,696)	$-	$(1,696)	$(1,707)	$57	$(1,650)

(1) The quarter includes pre-tax realized gains on investment derivatives of $9 million, a net decrease of the valuation allowance of expected credit losses of $34 million, and impairments of $16 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(3) Includes a one-time net realized gain of $116 million as a result of the consolidation of Huatai.

	As Adjusted
	Three months ended September 30, 2022

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (4)	$(477)	$84	$(393)	$(3,045)	$147	$(2,898)	$(3,522)	$231	$(3,291)
Public equity:
Realized gains (losses) on sales	(12)	1	(11)	-	-	-	(12)	1	(11)
Mark-to-market	(68)	12	(56)	-	-	-	(68)	12	(56)
Private equity: Mark-to-market	(232)	1	(231)	-	-	-	(232)	1	(231)

Total investment portfolio	(789)	98	(691)	(3,045)	147	(2,898)	(3,834)	245	(3,589)
Foreign exchange	202	(61)	141	(942)	7	(935)	(740)	(54)	(794)
Partially-owned entities (5)	6	-	6	-	-	-	6	-	6
Current discount rate on future policy benefits	-	-	-	479	(57)	422	479	(57)	422
Instrument-specific credit risk - market risk benefits	-	-	-	8	-	8	8	-	8
Other	(40)	10	(30)	(59)	12	(47)	(99)	22	(77)

Net gains (losses)	$(621)	$47	$(574)	$(3,559)	$109	$(3,450)	$(4,180)	$156	$(4,024)

(4) The quarter includes pre-tax realized losses on investment derivatives of $198 million, a net increase of the valuation allowance of expected credit losses of $70 million, and impairments of $22 million for fixed maturities.

(5) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 24

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(449)	$83	$(366)	$(1,592)	$(93)	$(1,685)	$(2,041)	$(10)	$(2,051)
Public equity:
Realized gains (losses) on sales	(35)	3	(32)	-	-	-	(35)	3	(32)
Mark-to-market	(1)	(2)	(3)	-	-	-	(1)	(2)	(3)
Private equity: Mark-to-market	364	19	383	-	-	-	364	19	383

Total investment portfolio	(121)	103	(18)	(1,592)	(93)	(1,685)	(1,713)	10	(1,703)
Foreign exchange	(122)	45	(77)	(203)	21	(182)	(325)	66	(259)
Partially-owned entities (2)	(2)	-	(2)	11	-	11	9	-	9
Current discount rate on future policy benefits	-	-	-	500	(21)	479	500	(21)	479
Instrument-specific credit risk - market risk benefits	-	-	-	3	-	3	3	-	3
Other (3)	78	16	94	52	(11)	41	130	5	135

Net gains (losses)	$(167)	$164	$(3)	$(1,229)	$(104)	$(1,333)	$(1,396)	$60	$(1,336)

(1) Year to date includes pre-tax realized losses on investment derivatives of $92 million, a net decrease of the valuation allowance of expected credit losses of $44 million, and impairments of $60 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(3) Includes a one-time net realized gain of $116 million as a result of the consolidation of Huatai.

	As Adjusted
	Nine months ended September 30, 2022

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (4)	$(1,089)	$207	$(882)	$(12,041)	$1,174	$(10,867)	$(13,130)	$1,381	$(11,749)
Public equity:
Realized gains (losses) on sales	406	(90)	316	-	-	-	406	(90)	316
Mark-to-market	(693)	129	(564)	-	-	-	(693)	129	(564)
Private equity: Mark-to-market	(52)	(19)	(71)	-	-	-	(52)	(19)	(71)

Total investment portfolio	(1,428)	227	(1,201)	(12,041)	1,174	(10,867)	(13,469)	1,401	(12,068)
Foreign exchange	546	(128)	418	(1,631)	42	(1,589)	(1,085)	(86)	(1,171)
Partially-owned entities (5)	14	-	14	-	-	-	14	-	14
Current discount rate on future policy benefits	-	-	-	1,546	(152)	1,394	1,546	(152)	1,394
Instrument-specific credit risk - market risk benefits	-	-	-	48	-	48	48	-	48
Other	(114)	11	(103)	(35)	7	(28)	(149)	18	(131)

Net gains (losses)	$(982)	$110	$(872)	$(12,113)	$1,071	$(11,042)	$(13,095)	$1,181	$(11,914)

(4) Year to date includes pre-tax realized losses on investment derivatives of $232 million, a net increase of the valuation allowance of expected credit losses of $133 million, and impairments of $111 million for fixed maturities.

(5) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

				As Adjusted
	September 30	June 30	March 31	December 31	December 31
	2023	2023	2023	2022	2021

Financial Debt:

Total short-term debt	$700	$699	$-	$475	$999

Total long-term debt	13,736	13,782	14,375	14,402	15,169

Total financial debt	$14,436	$14,481	$14,375	$14,877	$16,168

Hybrid debt:

Total trust preferred securities	308	308	308	308	308

Total	$14,744	$14,789	$14,683	$15,185	$16,476

Capitalization:

Chubb shareholders’ equity	$52,373	$52,875	$52,987	$50,519	$58,328

Hybrid debt	308	308	308	308	308

Financial debt	14,436	14,481	14,375	14,877	16,168

Total capitalization	$67,117	$67,664	$67,670	$65,704	$74,804

Leverage ratios (based on total capital):

Hybrid debt	0.5%	0.5%	0.5%	0.5%	0.4%

Financial debt	21.5%	21.4%	21.2%	22.6%	21.6%

Total hybrid & financial debt	22.0%	21.9%	21.7%	23.1%	22.0%

Note: As of September 30, 2023, there was $1.0 billion usage of credit facilities on total capacity of $4.0 billion.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

		As Adjusted		As Adjusted
	Three months ended September 30		Nine months ended September 30
	2023	2022	2023	2022

Numerator
Core operating income	$2,041	$1,314	$5,927	$4,755
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(2)	-	3	(20)
Tax (expense) benefit on amortization adjustment	-	1	(7)	7
Cigna integration expenses, pre-tax	(14)	(23)	(51)	(26)
Tax benefit on Cigna integration expenses	4	5	13	6
Adjusted net realized gains (losses), pre-tax	(11)	(621)	(167)	(982)
Tax (expense) benefit on adjusted net realized gains (losses)	57	47	164	110
Market risk benefits gains (losses), pre- and after-tax	(32)	69	(154)	85

Chubb net income	$2,043	$792	$5,728	$3,935

Rollforward of Common Shares Outstanding
Shares - beginning of period	410,691,354	418,474,087	414,594,856	426,572,612
Repurchase of shares	(2,949,900)	(3,676,528)	(8,634,600)	(14,022,728)
Shares issued (canceled), excluding option exercises	(23,697)	(39,351)	1,128,936	981,541
Issued for option exercises	266,582	262,276	895,147	1,489,059

Shares - end of period	407,984,339	415,020,484	407,984,339	415,020,484

Denominator
Weighted average shares outstanding (1)	409,505,454	416,542,101	412,076,470	421,290,032
Effect of other dilutive securities	3,100,505	3,076,855	3,288,940	3,733,449

Adj. wtd. avg. shares outstanding and assumed conversions	412,605,959	419,618,956	415,365,410	425,023,481

Basic earnings per share
Core operating income	$4.98	$3.15	$14.38	$11.29
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	-	(0.01)	(0.03)
Cigna integration expenses, net of tax	(0.02)	(0.04)	(0.09)	(0.05)
Adjusted net realized gains (losses), net of tax	0.11	(1.38)	(0.01)	(2.07)
Market risk benefits gains (losses), net of tax	(0.08)	0.17	(0.37)	0.20

Chubb net income	$4.99	$1.90	$13.90	$9.34

Diluted earnings per share
Core operating income	$4.95	$3.13	$14.27	$11.19
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	-	(0.01)	(0.03)
Cigna integration expenses, net of tax	(0.02)	(0.04)	(0.09)	(0.05)
Adjusted net realized gains (losses), net of tax	0.10	(1.37)	(0.01)	(2.05)
Market risk benefits gains (losses), net of tax	(0.08)	0.17	(0.37)	0.20

Chubb net income	$4.95	$1.89	$13.79	$9.26

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

				As Adjusted
	September 30	June 30	March 31	December 31	September 30
	2023	2023	2023	2022	2022

Chubb shareholders’ equity	$52,373	$52,875	$52,987	$50,519	$47,675
Less: Chubb goodwill and other intangible assets, net of tax	23,450	20,442	20,333	20,455	20,047

Numerator for tangible book value per share	$28,923	$32,433	$32,654	$30,064	$27,628

Book value - % change over prior quarter	-1.0%	-0.2%	4.9%	6.0%	-7.0%
Tangible book value - % change over prior quarter	-10.8%	-0.7%	8.6%	8.8%	-14.0%

Denominator: shares outstanding	407,984,339	410,691,354	414,158,680	414,594,856	415,020,484

Book value per common share	$128.37	$128.75	$127.94	$121.85	$114.87
Tangible book value per common share	$70.89	$78.97	$78.84	$72.51	$66.57

Reconciliation of Book Value

Chubb shareholders’ equity, beginning of quarter	$52,875	$52,987	$50,519	$47,675	$51,268

Core operating income	2,041	2,044	1,842	1,674	1,314

Amortization of fair value adjustment of acquired invested assets and long-term debt	(2)	(4)	2	(6)	1

Cigna integration expenses	(10)	(9)	(19)	(18)	(18)

Adjusted net realized gains (losses) (1)	46	(231)	182	(334)	(574)

Market risk benefits gains (losses)	(32)	(7)	(115)	(5)	69

Net unrealized gains (losses) on investments	(2,144)	(1,150)	1,620	1,332	(2,898)

Repurchase of shares	(606)	(724)	(428)	(199)	(685)

Dividend declared on common shares	(352)	(354)	(344)	(345)	(346)

Cumulative translation gains (losses)	(228)	216	(170)	737	(935)

Postretirement benefit liability	(1)	(1)	(1)	(36)	2

Current discount rate on future policy benefits	651	(42)	(130)	(70)	422

Instrument-specific credit risk - market risk benefits	(5)	11	(3)	(15)	8

Other (2)	140	139	32	129	47

Chubb shareholders’ equity, end of quarter	$52,373	$52,875	$52,987	$50,519	$47,675

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Cigna integration expense, income tax expense, adjusted net realized gains (losses), and market risk benefit gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and adjusted policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income attributable to Chubb the after-tax impact of adjusted net realized gains (losses), market risk benefit gains (losses), Cigna integration expenses, the amortization of fair value adjustment of acquired invested assets and long-term debt related to certain acquisitions. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. We exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude Cigna integration expenses, which are incurred by the overall company and are included in Corporate. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. The costs are not related to the on-going activities of the individual segments and are therefore also excluded from our definition of segment income. We believe these integration expenses are not indicative of our underlying profitability, and excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Chubb core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Cigna integration expenses, all attributable to Chubb, divided by Chubb income before tax excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Cigna integration expenses, all attributable to Chubb, before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt and Cigna integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb Core operating effective tax rate				As Adjusted			As Adjusted
The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						YTD	YTD	Full Year
	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	2023	2022	2022
Tax expense, as reported	$412	$392	$384	$332	$263	$1,188	$907	$1,239
Less: tax expense (benefit) on amortization of fair value of acquired invested assets and debt	-	6	1	6	(1)	7	(7)	(1)
Less: tax benefit on Cigna integration expenses	(4)	(6)	(3)	(4)	(5)	(13)	(6)	(10)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(57)	(87)	(20)	(20)	(47)	(164)	(110)	(130)

Tax expense, adjusted	$473	$479	$406	$350	$316	$1,358	$1,030	$1,380

Income before tax, as reported	$2,455	$2,185	$2,276	$1,643	$1,055	$6,916	$4,842	$6,485
Less: amortization of fair value of acquired invested assets and debt	(2)	2	3	-	-	3	(20)	(20)
Less: Cigna integration expenses	(14)	(15)	(22)	(22)	(23)	(51)	(26)	(48)
Less: adjusted realized gains (losses)	(70)	(309)	(76)	(147)	(437)	(455)	(927)	(1,074)
Less: realized gains (losses) related to unconsolidated entities	59	(9)	238	(207)	(184)	288	(55)	(262)
Less: market risk benefits gains (losses)	(32)	(7)	(115)	(5)	69	(154)	85	80

Core operating income before tax	$2,514	$2,523	$2,248	$2,024	$1,630	$7,285	$5,785	$7,809

Effective tax rate	16.8%	17.9%	16.9%	20.2%	24.9%	17.2%	18.7%	19.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.0%	-0.2%	0.0%	-0.3%	0.1%	-0.1%	0.1%	0.0%
Adjustment for tax impact of Cigna integration expenses	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	2.1%	1.3%	2.2%	-2.6%	-6.4%	1.9%	-1.3%	-1.6%
Adjustment for tax impact of market risk benefits gains (losses)	-0.2%	-0.1%	-1.0%	0.0%	0.8%	-0.4%	0.3%	0.2%

Core operating effective tax rate	18.8%	19.0%	18.1%	17.3%	19.4%	18.6%	17.8%	17.7%

Core operating income				As Adjusted			As Adjusted
The following table presents the reconciliation of Chubb net income to Core operating income:						YTD	YTD	Full Year
	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	2023	2022	2022
Net income, as reported	$2,043	$1,793	$1,892	$1,311	$792	$5,728	$3,935	$5,246
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(2)	2	3	-	-	3	(20)	(20)
Tax (expense) benefit on amortization adjustment	-	(6)	(1)	(6)	1	(7)	7	1
Cigna integration expenses, pre-tax	(14)	(15)	(22)	(22)	(23)	(51)	(26)	(48)
Tax benefit on Cigna integration expenses	4	6	3	4	5	13	6	10
Adjusted realized gains (losses), pre-tax	(70)	(309)	(76)	(147)	(437)	(455)	(927)	(1,074)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	59	(9)	238	(207)	(184)	288	(55)	(262)
Tax (expense) benefit on adjusted net realized gains (losses)	57	87	20	20	47	164	110	130
Market risk benefits gains (losses), pre- and after-tax	(32)	(7)	(115)	(5)	69	(154)	85	80

Core operating income	$2,041	$2,044	$1,842	$1,674	$1,314	$5,927	$4,755	$6,429

Catastrophe losses - after-tax	$544	$319	$382	$323	$949	$1,245	$1,480	$1,803
Favorable prior period development (PPD) - after-tax	$(116)	$(155)	$(149)	$(167)	$(162)	$(420)	$(562)	$(729)

Core operating income per share	$4.95	$4.92	$4.41	$4.00	$3.13	$14.27	$11.19	$15.18
Impact of Cats on Core operating income per share - Unfavorable	$(1.31)	$(0.77)	$(0.91)	$(0.77)	$(2.25)	$(3.00)	$(3.48)	$(4.26)
Impact of PPD on Core operating income per share - Favorable	$0.28	$0.37	$0.36	$0.40	$0.37	$1.02	$1.32	$1.72
Impact of Cats and PPD on Core operating income per share - Unfavorable	$(1.03)	$(0.40)	$(0.55)	$(0.37)	$(1.88)	$(1.98)	$(2.16)	$(2.54)

P&C Underwriting income and P&C CAY underwriting income ex Cats				As Adjusted			As Adjusted
The following table presents the reconciliation of Net income to P&C CAY underwriting income ex Cats:						YTD	YTD	Full Year
	3Q-23	2Q-23	1Q-23	4Q-22	3Q-22	2023	2022	2022
Net income, as reported	$2,040	$1,793	$1,892	$1,311	$792	$5,725	$3,935	$5,246
Less: Income tax expense	(413)	(392)	(384)	(332)	(263)	(1,189)	(907)	(1,239)
Amortization expense of purchased intangibles	(84)	(70)	(72)	(74)	(69)	(226)	(211)	(285)
Other income (expense)	154	100	296	(98)	(202)	550	9	(89)
Interest expense	(174)	(165)	(160)	(154)	(150)	(499)	(416)	(570)
Net investment income	1,314	1,145	1,107	1,053	979	3,566	2,689	3,742
Net realized gains (losses)	(103)	(304)	(77)	(149)	(456)	(484)	(936)	(1,085)
Market risk benefits gains (losses)	(32)	(7)	(115)	(5)	69	(154)	85	80
Cigna integration expenses	(14)	(15)	(22)	(22)	(23)	(51)	(26)	(48)
Life Insurance underlying income (loss) (2)	80	81	105	(31)	178	266	205	174
Add: Realized gains (losses) on crop derivatives	(7)	5	(1)	(2)	(19)	(3)	(9)	(11)

P&C underwriting income	$1,305	$1,425	$1,213	$1,121	$710	$3,943	$3,434	$4,555
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	670	400	458	400	1,158	1,528	1,782	2,182
Favorable prior period development (PPD) - pre-tax	(200)	(200)	(196)	(167)	(222)	(596)	(709)	(876)

P&C CAY underwriting income ex Cats	$1,775	$1,625	$1,475	$1,354	$1,646	$4,875	$4,507	$5,861

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

		As Adjusted		As Adjusted
			YTD	YTD	Full Year
	3Q-23	3Q-22	2023	2022	2022
Chubb net income	$2,043	$792	$5,728	$3,935	$5,246
Core operating income	$2,041	$1,314	$5,927	$4,755	$6,429

Equity - beginning of period, as reported	$52,875	$51,268	$50,519	$58,328	$58,328
Less: unrealized gains (losses) on investments, net of deferred tax	(6,809)	(5,713)	(7,279)	2,256	2,256
Less: changes in current discount rate on FPB, net of deferred tax	(247)	(427)	(75)	(1,399)	(1,399)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(16)	(17)	(24)	(57)	(57)

Equity - beginning of period, as adjusted	$59,947	$57,425	$57,897	$57,528	$57,528

Less: Chubb goodwill and other intangible assets, net of tax	20,442	$19,146	20,455	19,456	19,456

Equity - beginning of period, as adjusted ex Chubb goodwill and other intangible assets	$39,505	$38,279	$37,442	$38,072	$38,072

Equity - end of period, as reported	$52,373	$47,675	$52,373	$47,675	$50,519
Less: unrealized gains (losses) on investments, net of deferred tax	(8,953)	(8,611)	(8,953)	(8,611)	(7,279)
Less: changes in current discount rate on FPB, net of deferred tax	404	(5)	404	(5)	(75)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(21)	(9)	(21)	(9)	(24)

Equity - end of period, as adjusted	$60,943	$56,300	$60,943	$56,300	$57,897

Less: Chubb goodwill and other intangible assets, net of tax	23,450	20,047	23,450	20,047	20,455

Equity - end of period, as adjusted ex Chubb goodwill and other intangible assets	$37,493	$36,253	$37,493	$36,253	$37,442

Weighted average equity, as reported	$52,624	$49,472	$51,446	$53,002	$54,424
Weighted average equity, as adjusted	$60,445	$56,863	$59,420	$56,914	$57,713
Weighted average equity, as adjusted ex goodwill and other intangible assets	$38,499	$37,266	$37,468	$37,163	$37,757
ROE	15.5%	6.4%	14.8%	9.9%	9.6%
Core operating ROTE	21.2%	14.1%	21.1%	17.1%	17.0%
Core operating ROE	13.5%	9.2%	13.3%	11.1%	11.1%
Private equities realized gains (losses), after-tax (1)	$86	$(231)	$383	$(71)	$(274)
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	0.6 pts	-1.6 pts	0.9 pts	-0.2 pts	-0.4 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
			As Adjusted
	September 30 2023	June 30 2023	December 31 2022	QTD % Change	YTD % Change
Book value	$52,373	$52,875	$50,519
Less: AOCI	(11,518)	(9,822)	(10,185)

Book value excluding AOCI	63,891	62,697	60,704
Tangible book value	28,923	32,433	30,064
Less: Tangible AOCI	(10,583)	(9,059)	(9,279)

Tangible book value excluding tangible AOCI	$39,506	$41,492	$39,343

Denominator: shares outstanding	407,984,339	410,691,354	414,594,856

Book value per share excluding AOCI	$156.60	$152.66	$146.42	2.6%	7.0%
Tangible book value per share excluding tangible AOCI	$96.83	$101.03	$94.90	-4.2%	2.0%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q3 2023		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,025	$900	$1,349	$1,726	$116	$61	$7,177
Realized (gains) losses on crop derivatives		-	-	7	-	-	-	7

Adjusted losses and loss expenses/policy benefits	A	$3,025	$900	$1,356	$1,726	$116	$61	$7,184

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(246)	(280)	(18)	(120)	(6)	-	(670)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(246)	(280)	(18)	(120)	(6)	-	(670)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		84	119	9	49	-	(61)	200
Net premiums earned adjustments on PPD - unfavorable (favorable)		66	-	-	-	-	-	66
Expense adjustments - unfavorable (favorable)		7	-	-	-	-	-	7
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	(1)	-	(2)

PPD, gross of related adjustments - favorable (unfavorable)		157	118	9	49	(1)	(61)	271

CAY loss and loss expense ex Cats	B	$2,936	$738	$1,347	$1,655	$109	$-	$6,785

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$963	$371	$79	$1,154	$78	$98	$2,743
Expense adjustments - favorable (unfavorable)		(7)	-	-	-	-	-	(7)

CAY Policy acquisition costs and administrative expenses, adjusted	D	$956	$371	$79	$1,154	$78	$98	$2,736

Denominator
Net premiums earned	E	$4,735	$1,407	$1,540	$3,311	$239		$11,232
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		66	-	-	-	-		66
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	(1)		(2)

Net premiums earned excluding adjustments	F	$4,801	$1,406	$1,540	$3,311	$238		$11,296

P&C combined ratio
Loss and loss expense ratio	A/E	63.9%	63.9%	88.1%	52.1%	48.4%		64.0%
Policy acquisition cost and administrative expense ratio	C/E	20.3%	26.4%	5.1%	34.9%	32.9%		24.4%

P&C combined ratio		84.2%	90.3%	93.2%	87.0%	81.3%		88.4%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.1%	52.4%	87.5%	50.0%	45.9%		60.1%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.0%	26.5%	5.2%	34.8%	32.9%		24.2%

CAY P&C combined ratio ex Cats		81.1%	78.9%	92.7%	84.8%	78.8%		84.3%

Combined ratio
Combined ratio								88.3%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								88.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2023		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses

Losses and loss expenses/policy benefits		$8,625	$2,634	$2,000	$4,477	$319	$133	$18,188
Realized (gains) losses on crop derivatives		-	-	3	-	-	-	3

Adjusted losses and loss expenses/policy benefits	A	$8,625	$2,634	$2,003	$4,477	$319	$133	$18,191

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(639)	(586)	(37)	(259)	(7)	-	(1,528)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(639)	(586)	(37)	(259)	(7)	-	(1,528)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		302	135	12	253	25	(131)	596
Net premiums earned adjustments on PPD - unfavorable (favorable)		78	-	(2)	-	-	-	76
Expense adjustments - unfavorable (favorable)		14	-	-	-	-	-	14
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	5	-	3

PPD, gross of related adjustments - favorable (unfavorable)		394	133	10	253	30	(131)	689

CAY loss and loss expense ex Cats	B	$8,380	$2,181	$1,976	$4,471	$342	$2	$17,352

Policy acquisition costs and administrative expenses

Policy acquisition costs and administrative expenses	C	$2,801	$1,083	$137	$3,185	$223	$290	$7,719
Expense adjustments - favorable (unfavorable)		(14)	-	-	-	-	-	(14)

CAY Policy acquisition costs and administrative expenses, adjusted	D	$2,787	$1,083	$137	$3,185	$223	$290	$7,705

Denominator
Net premiums earned	E	$13,710	$4,084	$2,334	$9,005	$720		$29,853

Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		78	-	(2)	-	-		76
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	5		3

Net premiums earned excluding adjustments	F	$13,788	$4,082	$2,332	$9,005	$725		$29,932

P&C combined ratio

Loss and loss expense ratio	A/E	62.9%	64.5%	85.8%	49.7%	44.3%		60.9%
Policy acquisition cost and administrative expense ratio	C/E	20.4%	26.5%	5.9%	35.4%	31.0%		25.9%

P&C combined ratio		83.3%	91.0%	91.7%	85.1%	75.3%		86.8%

CAY P&C combined ratio ex Cats

Loss and loss expense ratio, adjusted	B/F	60.8%	53.4%	84.7%	49.7%	47.2%		58.0%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.2%	26.6%	5.9%	35.3%	30.8%		25.7%

CAY P&C combined ratio ex Cats		81.0%	80.0%	90.6%	85.0%	78.0%		83.7%

Combined ratio

Combined ratio								86.8%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q3 2022		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,036	$857	$1,425	$1,441	$311	$74	$7,144
Realized (gains) losses on crop derivatives		-	-	19	-	-	-	19

Adjusted losses and loss expenses/policy benefits	A	$3,036	$857	$1,444	$1,441	$311	$74	$7,163

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(598)	(274)	(31)	(98)	(157)	-	(1,158)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	55	-	55

Catastrophe losses, gross of related adjustments		(598)	(274)	(31)	(98)	(212)	-	(1,213)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		166	133	(9)	5	-	(73)	222
Net premiums earned adjustments on PPD - unfavorable (favorable)		80	-	-	-	-	-	80
Expense adjustments - unfavorable (favorable)		(1)	-	-	-	-	-	(1)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-	-	-

PPD, gross of related adjustments - favorable (unfavorable)		245	133	(9)	5	-	(73)	301

CAY loss and loss expense ex Cats	B	$2,683	$716	$1,404	$1,348	$99	$1	$6,251

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$855	$345	$71	$984	$67	$91	$2,413
Expense adjustments - favorable (unfavorable)		1	-	-	-	-	-	1

CAY Policy acquisition costs and administrative expenses, adjusted	D	$856	$345	$71	$984	$67	$91	$2,414

Denominator
Net premiums earned	E	$4,283	$1,334	$1,673	$2,741	$255		$10,286
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(55)		(55)
Net premiums earned adjustments on PPD - unfavorable (favorable)		80	-	-	-	-		80
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-		-

Net premiums earned excluding adjustments	F	$4,363	$1,334	$1,673	$2,741	$200		$10,311

P&C combined ratio
Loss and loss expense ratio	A/E	70.9%	64.2%	86.3%	52.6%	122.1%		69.6%
Policy acquisition cost and administrative expense ratio	C/E	20.0%	25.9%	4.3%	35.9%	26.3%		23.5%

P&C combined ratio		90.9%	90.1%	90.6%	88.5%	148.4%		93.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.5%	53.6%	84.0%	49.2%	49.6%		60.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.6%	25.9%	4.2%	35.9%	33.4%		23.4%

CAY P&C combined ratio ex Cats		81.1%	79.5%	88.2%	85.1%	83.0%		84.0%

Combined ratio
Combined ratio								92.9%
Add: impact of gains and losses on crop derivatives								0.2%

P&C combined ratio								93.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2022		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$7,979	$2,343	$1,821	$4,054	$565	$275	$17,037
Realized (gains) losses on crop derivatives		-	-	9	-	-	-	9

Adjusted losses and loss expenses	A	$7,979	$2,343	$1,830	$4,054	$565	$275	$17,046

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(803)	(469)	(52)	(298)	(160)	-	(1,782)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	55	-	55

Catastrophe losses, gross of related adjustments		(803)	(469)	(52)	(298)	(215)	-	(1,837)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		561	187	17	238	(22)	(272)	709
Net premiums earned adjustments on PPD - unfavorable (favorable)		83	-	159	-	-	-	242
Expense adjustments - unfavorable (favorable)		4	-	(1)	-	-	-	3
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)	-	(2)

PPD, gross of related adjustments - favorable (unfavorable)		648	187	175	238	(24)	(272)	952

CAY loss and loss expense ex Cats	B	$7,824	$2,061	$1,953	$3,994	$326	$3	$16,161

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,515	$1,005	$115	$2,907	$205	$264	$7,011
Expense adjustments - favorable (unfavorable)		(4)	-	1	-	-	-	(3)

CAY Policy acquisition costs and administrative expenses, adjusted	D	$2,511	$1,005	$116	$2,907	$205	$264	$7,008

Denominator
Net premiums earned	E	$12,645	$3,852	$2,217	$8,065	$712		$27,491
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(55)		(55)
Net premiums earned adjustments on PPD - unfavorable (favorable)		83	-	159	-	-		242
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)		(2)

Net premiums earned excluding adjustments	F	$12,728	$3,852	$2,376	$8,065	$655		$27,676

P&C combined ratio
Loss and loss expense ratio	A/E	63.1%	60.8%	82.5%	50.3%	79.4%		62.0%
Policy acquisition cost and administrative expense ratio	C/E	19.9%	26.1%	5.3%	36.0%	28.8%		25.5%

P&C combined ratio		83.0%	86.9%	87.8%	86.3%	108.2%		87.5%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.5%	53.5%	82.2%	49.5%	49.8%		58.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.7%	26.1%	4.9%	36.1%	31.2%		25.3%

CAY P&C combined ratio ex Cats		81.2%	79.6%	87.1%	85.6%	81.0%		83.7%

Combined ratio
Combined ratio								87.5%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								87.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Accounting Adoption

(in millions of U.S. dollars, except per share data)

(Unaudited)

New U.S. GAAP Accounting Standard Adopted in 2023

The company adopted the Long Duration Targeted Improvements (LDTI) standard applicable to its long-duration contracts, as required, on January 1, 2023, with a transition date of January 1, 2021. The company applied the modified retrospective transition method relating to its future policy benefits liabilities, and the associated deferred policy acquisition costs (DAC), and applied the retrospective basis to its liabilities for market risk benefits (MRB).

This financial supplement adjusts previously reported financial information for the quarters and years ended 2021 and 2022 for the implementation of LDTI. This guidance primarily impacted the company’s Life Insurance segment results, with key impacts to book value and net income reflecting the following provisions of the guidance:

1. Future policy benefits (FPB) - an annual review of cash flow assumptions used to measure the FPB, and periodic updates for historical experience, with updates recorded within the income statement. Additionally, FPBs are discounted using an upper-medium grade fixed income instrument yield, updated quarterly, with related changes in discounting the liability recognized in other comprehensive income (OCI);

2. Market risk benefits (MRB) - Under LDTI, the company’s reinsurance programs covering variable annuity guarantees (principally guaranteed minimum death benefits and guaranteed minimum income benefits) meet the definition of market-risk benefits (MRB). MRBs are required to be carried at fair value and the changes in fair value are presented separately within the income statement, with the exception of changes in fair value due to the company’s own credit (or non-performance) risk, which are recognized in OCI; and

3. Deferred policy acquisition costs (DAC) - DAC is amortized on a constant-level basis, independent of profitability on the underlying business.

As Adjusted results: results for prior periods presented in this report are in accordance with the new guidance.

The following tables presents a summary of the impact of LDTI on our previously reported results:

Consolidated Balance Sheets (As Adjusted vs. Reported)	December 31 2022	December 31 2021	January 1 2021
Retained earnings	$(29)	$38	$53
AOCI	8	(1,424)	(1,803)

Total shareholders’ equity	$(21)	$(1,386)	$(1,750)

Book value per common share	$(0.05)	$(3.25)	$(3.89)

Statement of Operations (As Adjusted)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$1,311	$792	$1,190	$1,953	$5,246	$8,525
Core operating income	$1,674	$1,314	$1,794	$1,647	$6,429	$5,586
Life Insurance segment income	$182	$252	$106	$121	$661	$427

Diluted earnings per share:
Net income	$3.13	$1.89	$2.80	$4.55	$12.39	$19.24
Core operating income	$4.00	$3.13	$4.22	$3.83	$15.18	$12.60

Statement of Operations (Reported)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$1,312	$812	$1,215	$1,974	$5,313	$8,539
Core operating income	$1,699	$1,331	$1,787	$1,640	$6,457	$5,569
Life Insurance segment income	$217	$271	$101	$115	$704	$418

Diluted earnings per share:
Net income	$3.13	$1.94	$2.86	$4.59	$12.55	$19.27
Core operating income	$4.05	$3.17	$4.20	$3.82	$15.24	$12.56

Statement of Operations (As Adjusted vs. Reported)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$(1)	$(20)	$(25)	$(21)	$(67)	$(14)
Core operating income	$(25)	$(17)	$7	$7	$(28)	$17
Life Insurance segment income	$(35)	$(19)	$5	$6	$(43)	$9

Diluted earnings per share:
Net income	$—	$(0.05)	$(0.06)	$(0.04)	$(0.16)	$(0.03)
Core operating income	$(0.05)	$(0.04)	$0.02	$0.01	$(0.06)	$0.04

Accounting Adoption	Page 36

Chubb Limited

Appendix

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Consolidation of Huatai Group Effective July 1, 2023

Effective July 1, 2023, the company increased its aggregate ownership interest in Huatai Insurance Group Co., Ltd. (Huatai Group) to approximately 69.6%, resulting in a majority controlling interest. Accordingly, the company applied consolidation accounting commencing in the third quarter of 2023, which requires that 100% of the business activity for, and the financial position of, Huatai Group be reported on Chubb’s consolidated financial statements. The results representing the portion of Huatai Group owned by investors other than Chubb (representing approximately 31.4% of Huatai Group) are presented as noncontrolling interests on Chubb’s consolidated financial statements.

The results of Huatai Group subsidiaries will be reported as follows:

Overseas General: P&C business

Life Insurance: life and asset management businesses

Corporate: real estate business and holding company activity

Metrics in this report with “Chubb” means excluding noncontrolling interests in Huatai Group (example, Chubb book value and Chubb net income). Note that the company reports its key metrics exclusive of noncontrolling interests as this reflects Chubb’s financial condition and results of operations. The following measures are presented as attributable to Chubb, whether or not noted: core operating income, basic and diluted earnings per share on a net income and core operating income basis, book and tangible book value and adjusted book and tangible book value per common share metrics, ROE and adjusted ROE metrics, and effective and core operating effective tax rate. In addition, goodwill and other intangible assets, used in the calculation of tangible book value per common share, reflects the portion of goodwill and other intangible assets attributable to Chubb. The following presents the impact of Huatai including the net realized and unrealized gain of $727 million upon the consolidation of Huatai.

	As Reported / % Change versus prior year period				Huatai Group / Pt impact on growth
	Three months ended September 30, 2023				Three months ended September 30, 2023
	Overseas General Insurance	Total P&C	Life Insurance	Total Consolidated	Overseas General Insurance	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,211	$11,652	$1,452	$13,104	$216	$216	$149	$365
Net premiums earned	$3,311	$11,232	$1,442	$12,674	$249	$249	$150	$399

Net premiums written	21.4%	8.4%	14.9%	9.1%	7.5 pts	1.8 pts	11.9 pts	2.9 pts
Net premiums earned	20.8%	9.2%	15.9%	9.9%	8.3 pts	2.2 pts	12.0 pts	3.3 pts
Net premiums written constant $	17.3%	7.6%	15.2%	8.4%	7.3 pts	1.9 pts	11.9 pts	2.9 pts
Net premiums earned constant $	16.1%	8.1%	16.2%	9.0%	8.0 pts	2.2 pts	12.1 pts	3.3 pts

	September 30, 2023
	Impact of Huatai (attributable to Chubb)	As Reported
Chubb shareholders’ equity	$653	$52,373
Goodwill and other intangible assets (pre-tax) (1)	$3,438	$26,398
Total investments (2)	$12,670	$129,961

	Accretive (Dilutive)
Book value per common share	1.3 pts
Tangible book value per common share	-8.0 pts

Book value per common share, excl. AOCI	0.2 pts
Tangible book value per common share, excl. AOCI	-7.3 pts

Three months ended September 30, 2023:
ROE	0.7 pts
Core operating return on tangible equity (ROTE)	1.3 pts
Core operating return on equity (ROE)	0.3 pts

(1) Includes embedded goodwill of $1.3 billion related to Huatai previously reported within Investments in partially-owned insurance companies on the Consolidated Balance Sheets as disclosed in the 2022 Form 10-K. This embedded goodwill increased to $2.0 billion at June 30, 2023, reflecting the additional shares that closed in the first half of 2023.

(2) Huatai’s investment portfolio totaling $12.7 billion at 9/30/2023, comprised $7.7 billion in fixed maturities, $2.3 billion in equity securities and $2.4 billion of private debt held-for-investment. Of the $12.7 billion, $6.4 billion is attributable to Chubb, with the remaining attributable to noncontrolling interest holders.

Appendix	Page 37

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Chubb shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Chubb shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and Chubb shareholders’ equity.

Cigna integration expenses: Cigna integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Non-premium revenues and expenses included in Other income and expense, principally pertain to the management of third-party assets by Huatai Asset Management Co., Ltd. (HAM) and Huatai Baoxing, which are unrelated to Huatai Group’s core insurance operations. These revenues and expenses are recognized in the period in which the services are performed.

NM: Not meaningful.

Glossary	Page 38